March 27, 1996
Page 2




November 8, 1995


Harold A. McInnes
260 Winding Way
Camp Hill, PA  17011

Dear Hal:

The Consulting Agreement dated December 21, 1992, by and between AMP Incorporated ("AMP") and you (the "Agreement") will expire on December 31, 1995. Pursuant to Section 10 of the Agreement, AMP desires to extend the Agreement on the same terms and conditions as are therein contained for an additional period of two (2) years beginning January 1, 1996 and ending December 31, 1997.

If you agree to this extension, please sign this letter and the enclosed copy at the line below the word "Agreed".

Please return a signed copy in the enclosed, self-addressed, stamped envelope and file a signed copy with your copy of the Agreement.

Very truly yours,

AMP Incorporated               Agreed:

     /s/ W. J. Hudson               /s/  H. A McInnes
By: ________________________   By: ______________________________
     William J. Hudson              Harold A. McInnes
     Chief Executive Officer        SS# ###-##-####
     and President





agreement/noncomhmc